UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 30, 2010

The Wilber Corporation
(Exact name of registrant as specified in its charter)

New York	001-31896	15-6018501
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

245 Main Street, Oneonta, New York 13820
(Address of principal executive offices)

Registrant’s telephone number, including area code: (607) 432-1700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07          Submission of Matters to a Vote of Security Holders.

On May 3, 2010, we reported the following:

     The Wilber Corporation (the “Company”), held its annual meeting of shareholders on April 30, 2010.  On the record date of the annual meeting of shareholders, March 11, 2010, 10,704,145 shares of the Company’s common stock, par value $.01 per share, were issued and outstanding, 10,704,086 of which were eligible to be voted.  At the meeting two proposals; (i) fix the number of Directors of the Company at nine, and (ii) elect three Directors to each serve for a three-year term, were voted upon and approved by the Company’s shareholders.  A total of 6,775,604 shares were voted at the meeting.

The table below sets forth the final voting results of each proposal submitted to the Company’s shareholders at the annual meeting:

1. Fix the number of Directors of the Company at nine.

For	Against	Abstentions
6,703,694	30,485	41,425

2. The Company’s shareholders elected Olon T. Archer, Douglas C. Gulotty and Joseph P. Mirabito to serve as directors of the Company, each for a term expiring in 2013.

			Abstentions
			Broker
	For	Withheld	Non-Vote
Olon T. Archer	5,773,695	46,762	955,147
Douglas C. Gulotty	5,765,554	54,903	955,147
Joseph P. Mirabito	5,762,450	58,007	955,147

On May 25, 2010, an amended inspectors of election report for the annual meeting of shareholders held on April 30, 2010 was issued correcting the vote totals originally reported.  The corrected vote totals are as follows:

A total of 10,265,528 shares were voted at the meeting.

The table below sets forth the final voting results of each proposal submitted to the Company’s shareholders at the annual meeting:

1. Fix the number of Directors of the Company at nine.

For	Against	Abstentions
10,193,618	30,485	41,425

2. The Company’s shareholders elected Olon T. Archer, Douglas C. Gulotty and Joseph P. Mirabito to serve as directors of the Company, each for a term expiring in 2013.

			Abstentions
			Broker
	For	Withheld	Non-Vote
Olon T. Archer	9,263,619	46,762	955,147
Douglas C. Gulotty	9,255,478	54,903	955,147
Joseph P. Mirabito	9,252,374	58,007	955,147

The amended inspectors of election report did not change the outcome of proposal (i) or proposal (ii).  The number of Directors of the Company was fixed at nine and Mr. Archer, Mr. Gulottty and Mr. Mirabito were elected to serve as directors of the Company, each for a term expiring in 2013.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WILBER CORPORATION
(Registrant)

/s/ Joseph E. Sutaris
Joseph E. Sutaris
Executive Vice President & Chief Financial Officer
Date:  May 27, 2010

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